Prospectus Supplement	October 6, 2016

Putnam Global Sector Fund
Prospectus dated February 29, 2016

The sub-section Your fund’s management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Sheba Alexander, Isabel Buccellati, Jacquelyne Cavanaugh, Kelsey Chen, Aaron Cooper, Samuel Cox, Neil Desai, Christopher Eitzmann, Vivek Gandhi, Ryan Kauppila, Greg Kelly, David Morgan, Daniel Schiff, Walter Scully, and Di Yao.

Mr. Schiff, who joined the fund in October 2016, has been employed by Putnam Management as an Analyst during 2016 and was previously employed as a Portfolio Manager and Managing Partner at Northern Pines Capital (2010-2016).

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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